  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 1996

                                                     REGISTRATION NO. 333-06241
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                            YOUNG BROADCASTING INC.
            (Exact name of registrant as specified in its charter)

               DELAWARE                              13-3339681
                                           (I.R.S. Employer Identification
    (State or other jurisdiction of                    Number)
    incorporation or organization)

                             599 LEXINGTON AVENUE
                           NEW YORK, NEW YORK 10022
                                (212) 754-7070
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               VINCENT J. YOUNG
                                   CHAIRMAN
                            YOUNG BROADCASTING INC.
                             599 LEXINGTON AVENUE
                           NEW YORK, NEW YORK 10022
                                (212) 754-7070
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  COPIES TO:
       ROBERT L. WINIKOFF, ESQ.               WILLIAM M. HARTNETT, ESQ.
  COOPERMAN LEVITT WINIKOFF LESTER &           CAHILL GORDON & REINDEL
             NEWMAN, P.C.                        EIGHTY PINE STREET
           800 THIRD AVENUE                   NEW YORK, NEW YORK 10005
       NEW YORK, NEW YORK 10022                    (212) 701-3000
            (212) 688-7000

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                                ---------------

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]


                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                             EXPLANATORY NOTE

  This Amendment No. 2 to Form S-3 Registration Statement contains only Item 14 and Item 16 of Part II thereof. This filing is being made solely for the purpose of amending such Items.

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

  The following table sets forth the expenses (other than underwriting discounts and commissions) expected to be incurred by the Company in connection with the offerings described in this Registration Statement. All amounts are estimated except the registration, Nasdaq Stock Market listing and NASD fees.

      Registration fee.............................................. $   97,223
      Nasdaq Stock Market listing fee...............................     17,500
      NASD fee......................................................     28,658
      Printing costs for registration statement, prospectus, stock
       certificates and related documents...........................    150,000
      Accounting fees and expenses..................................    200,000
      Legal fees and expenses.......................................    200,000
      Blue sky fees and expenses....................................      5,000
      Transfer agent and registrar fees and expenses................      2,500
      Miscellaneous.................................................    299,119
                                                                     ----------
        Total....................................................... $1,000,000
                                                                     ==========

ITEM 16. EXHIBITS.

  The following exhibits are filed as part of this Registration Statement:

 EXHIBIT
 NUMBER                           EXHIBIT DESCRIPTIONS
 -------                          --------------------
  1.1    Form of Purchase Agreement
  1.2    Form of International Purchase Agreement
  2.1    Asset Purchase and Sale Agreement, dated as of July 31, 1995, between the Company and Broad Street Television, L.P. (schedules omitted;
         Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request)**
  2.2    Asset Purchase and Sale Agreement, dated as of January 11, 1996, between the Company and Midcontinent Television of South Dakota, Inc.
         (schedules omitted; Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request)****
  2.3    Acquisition Agreement, dated as of May 10, 1996, among the Company,
         KCAL Broadcasting, Inc., KCAL-TV, Inc. and Disney Enterprises, Inc.
         (schedules omitted; Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request)*****
  3.1(a) Restated Certificate of Incorporation of the Company*
  3.1(b) Certificate of Amendment to Restated Certificate of Incorporation of
         the Company**
  3.2    Second Amended and Restated By-laws of the Company*
  3.3    Certificate of Incorporation of Young Broadcasting of La Crosse, Inc.*
  3.4    By-laws of Young Broadcasting of La Crosse, Inc.*
  3.5    Certificate of Incorporation of Young Broadcasting of Lansing, Inc.*
  3.6    By-laws of Young Broadcasting of Lansing, Inc.*
  3.7    Certificate of Incorporation of Young Broadcasting of Albany, Inc.*
  3.8    By-laws of Young Broadcasting of Albany, Inc.*
  3.9    Certificate of Incorporation of Winnebago Television Corporation*

 EXHIBIT
 NUMBER                           EXHIBIT DESCRIPTIONS
 -------                          --------------------
  3.10   By-laws of Winnebago Television Corporation*
  3.11   Certificate of Incorporation of Young Broadcasting of Nashville, Inc.*
  3.12   By-laws of Young Broadcasting of Nashville, Inc.*
  3.13   Certificate of Incorporation of YBT, Inc.*

  3.14   By-laws of YBT, Inc.*
  3.15   Certificate of Limited Partnership of WKRN, L.P.*
  3.16   Agreement of Limited Partnership of WKRN, L.P.*
  3.17   Certificate of Incorporation of Young Broadcasting of Louisiana, Inc.*
  3.18   By-laws of Young Broadcasting of Louisiana, Inc.*
  3.19   Certificate of Incorporation of LAT, Inc.*
  3.20   By-laws of LAT, Inc.*
  3.21   Certificate of Limited Partnership of KLFY, L.P.*
  3.22   Agreement of Limited Partnership of KLFY, L.P.*
  3.23   Certificate of Incorporation of Young Broadcasting of Knoxville, Inc.*
  3.24   By-laws of Young Broadcasting of Knoxville, Inc.*
  3.25   Certificate of Incorporation of YBK, Inc.*
  3.26   By-laws of YBK, Inc.*
  3.27   Certificate of Limited Partnership of WATE, L.P.*
  3.28   Agreement of Limited Partnership of WATE, L.P.*
  3.29   Certificate of Incorporation of Young Broadcasting of Richmond, Inc.*
  3.30   By-laws of Young Broadcasting of Richmond, Inc.*
  3.31   Certificate of Incorporation of Young Broadcasting of Green Bay, Inc.*
  3.32   By-laws of Young Broadcasting of Green Bay, Inc.*
  3.33   Certificate of Incorporation of Young Broadcasting of Davenport,
         Inc.**
  3.34   By-laws of Young Broadcasting of Davenport, Inc.**
  4.1    Specimen Class A Common Stock certificate*
  5.1 Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C., including consent
  9.1(a) Voting Trust Agreement, dated July 1, 1991*
  9.1(b) Amendment No. 1, dated as of July 22, 1994, to Voting Trust Agreement*
  9.1(c) Amendment No. 2, dated as of April 12, 1995, to Voting Trust
         Agreement**
  9.1(d) Amendment No. 3, dated as of July 5, 1995, to Voting Trust Agreement**
 10.1 Subscription and Shareholders Agreement, dated May 26, 1988, between the Company and Ronald J. Kwasnick*
 10.2(a) Employment Agreement, dated as of March 1, 1993, between the Company and James A. Morgan*
 10.2(b) Amendment, dated as of March 27, 1995, effective as of February 15,
         1995, to Employment Agreement, dated as of March 1, 1993, between the Company and James A. Morgan***
 10.3    Operating Agreement, dated December 29, 1989, between WKRN, L.P. and
         Young Broadcasting of Nashville, Inc.*

 EXHIBIT
  NUMBER                           EXHIBIT DESCRIPTIONS
 -------                           --------------------
 10.4     Operating Agreement, dated December 29, 1989, between KLFY, L.P. and
          Young Broadcasting of Louisiana, Inc.*
 10.5     Operating Agreement between WATE, L.P. and Young Broadcasting of
          Knoxville, Inc.*
 10.6     Sublease, dated March 30, 1990, between the Company, as Sublessor, and Adam Young Inc.*

 10.7     Agreement, dated July 1, 1991, between Adam Young Inc. and Young
          Broadcasting of Albany, Inc. (Agreement filed hereunder is representative of five other substantially similar agreements. See
          Schedule to Exhibit 10.7)*
 10.8     Affiliation Agreements, each dated October 10, 1994, between Young
          Broadcasting of Albany, Inc. and ABC (for WTEN and WCDC)*
 10.9     Affiliation Agreement, dated October 10, 1994, between WKRN, L.P. and
          ABC*
 10.10    Affiliation Agreement, dated September 19, 1994, between Young
          Broadcasting of La Crosse, Inc. and CBS*
 10.11    Affiliation Agreement, dated September 19, 1994, between KLFY, L.P.
          and CBS*
 10.12    Affiliation Agreement, dated May 17, 1995, between Winnebago
          Television Corporation and ABC**
 10.13    Affiliation Agreement, dated September 19, 1994, between Young
          Broadcasting of Lansing, Inc. and CBS*
 10.14    Affiliation Agreement, dated October 10, 1994, between Young
          Broadcasting of Richmond, Inc. and ABC*
 10.15    Affiliation Agreement, dated October 10, 1994, between WATE, L.P. and
          ABC*
 10.16    Affiliation Agreement, dated October 10, 1994, between Young
          Broadcasting of Green Bay, Inc. and ABC*
 10.17    Affiliation Agreement, dated February 3, 1995, between Broad Street
          Television, L.P. and NBC**
 10.18    Affiliation Agreement, dated April 3, 1996, between Young
          Broadcasting of Sioux Falls, Inc. and CBS (KELO); Affiliation
          Agreements (satellite), each dated April 3, 1996, between Young
          Broadcasting of Sioux Falls, Inc. and CBS (KPLO and KDLO); and
          Affiliation Agreement, dated April 3, 1996, between Young
          Broadcasting of Rapid City, Inc. and CBS (KCLO)*****
 10.19 Lease dated March 29, 1990, between Lexreal Associates, as Landlord, and the Company*
 10.20(a) Master Equipment Lease Agreement, dated May 31, 1990, between First
          Chicago Leasing Corporation and Young Broadcasting of Albany, Inc.*
 10.20(b) Lease Supplement No. 1, dated May 31, 1990*
 10.20(c) Lease Supplement No. 2, dated August 24, 1990*
 10.20(d) Guaranty of the Company*
 10.21(a) Master Equipment Lease Agreement, dated May 31, 1990, between First
          Chicago Leasing Corporation and Young Broadcasting of Nashville,
          Inc.*
 10.21(b) Supplement No. 1, dated May 31, 1990*
 10.21(c) Supplement No. 2, dated August 24, 1990*
 10.21(d) Guaranty of the Company*
 10.22(a) Master Equipment Lease Agreement, dated May 31, 1990, between First
          Chicago Leasing Corporation and Young Broadcasting of Louisiana,
          Inc.*
 10.22(b) Lease Supplement No. 1, dated May 31, 1990*
 10.22(c) Guaranty of the Company*
 10.23(a) Credit Agreement for the Senior Credit Facility ("Credit Agreement")*
 10.23(b) Amendment No. 1 to Credit Agreement**

 EXHIBIT
  NUMBER                          EXHIBIT DESCRIPTIONS
 -------                          --------------------
 10.23(c) Amendment No. 2 to Credit Agreement**
 10.23(d) Amendment No. 3 to Credit Agreement**
 10.23(e) Amendment No. 4 to Credit Agreement****
 10.24    Subscription Agreement, dated October 10, 1994, between Capital
          Cities/ABC, Inc. and the Company, with the form of Warrant issued to
          Capital Cities/ABC, Inc. and form of Registration Rights Agreement attached thereto*
 10.25    Agreement of Sale, dated as of June 3, 1994, between the Company and
          Nationwide Communications Inc.*
 10.26    Indenture, dated as of November 14, 1994, between the Company, the
          Subsidiary Guarantors and The First National Bank of Boston, as
          Trustee, relating to the November 1994 Notes*
 10.27    Indenture, dated as of June 1, 1995, between the Company, the
          Subsidiary Guarantors and The First National Bank of Boston, as
          Trustee, relating to the June 1995 Notes**
 10.28    Indenture, dated as of January 1, 1996, between the Company, the
          Subsidiary Guarantors and State Street Bank and Trust Company, as
          Trustee, relating to the January 1996 Notes****
 10.29    Young Broadcasting Inc. 1995 Stock Option Plan***
 10.30    Purchase Agreement, dated June 6, 1995, among the Company, the
          Subsidiary Guarantors and BT Securities Corporation and J.P. Morgan
          Securities Inc.**
 10.31    Registration Rights Agreement, dated as of June 12, 1995, by and among the Company, the Subsidiary Guarantors and BT Securities
          Corporation and J.P. Morgan Securities Inc.**
 10.32    Purchase Agreement, dated January 6, 1996, among the Company, the
          Subsidiary Guarantors and Merrill Lynch, Pierce, Fenner & Smith
          Incorporated and J.P. Morgan Securities Inc.****
 10.33    Registration Rights Agreement, dated as of January 16, 1996, by and among the Company, the Subsidiary Guarantors and Merrill Lynch,
          Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities
          Inc.****
 15.1     Letter of Price Waterhouse LLP re: unaudited interim financial information*****
 18.1     Letter of Ernst & Young LLP regarding change in accounting principles*
 21.1     Subsidiaries of the Company*
 23.1     Consent of Ernst & Young LLP*****
 23.2     Consent of McGladrey & Pullen, LLP*****
 23.3     Consent of Grant Thornton LLP*****
 23.4     Consent of Price Waterhouse LLP*****
 23.5     Consent of Cooperman Levitt Winikoff Lester & Newman, P.C. (included in Exhibit 5.1)
 24.1     Power of Attorney*****

- --------
    * Filed as an Exhibit to the Company's Registration Statement on Form S-1, Registration No. 33-83336, under the Securities Act of 1933 and incorporated herein by reference.
   ** Filed as an Exhibit to the Company's Registration Statement on Form S-4,
     Registration No. 33-94192, under the Securities Act of 1933 and incorporated herein by reference.
  *** Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1995 under the Securities Exchange Act of 1934 and incorporated herein by reference.
 **** Filed as an Exhibit to the Company's Registration Statement of Form S-4,
     Registration No. 333-2466, under the Securities Act of 1933 and incorporated herein by reference.

***** Previously filed.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON JULY 18, 1996.

                                         Young Broadcasting Inc.

                                                  /s/ James A. Morgan
                                         By: __________________________________
                                                    JAMES A. MORGAN
                                                EXECUTIVE VICE PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

             SIGNATURES                      TITLE                 DATE

                                      Chairman and
                 *                     Director
- ------------------------------------   (principal             July 18, 1996
          VINCENT J. YOUNG             executive officer)

                 *                    President and
- ------------------------------------   Director               July 18, 1996
         RONALD J. KWASNICK

                 *                    Treasurer and
- ------------------------------------   Director               July 18, 1996
             ADAM YOUNG

        /s/ James A. Morgan           Executive Vice
- ------------------------------------   President              July 18, 1996
          JAMES A. MORGAN              (principal
                                       financial officer
                                       and principal
                                       accounting
                                       officer)

                 *                    Director
- ------------------------------------                          July 18, 1996
          BERNARD F. CURRY

                 *                    Director
- ------------------------------------                          July 18, 1996
       ALFRED J. HICKEY, JR.

                 *                    Director
- ------------------------------------                          July 18, 1996
             LEIF LOMO

                 *                    Director
- ------------------------------------                          July 18, 1996
         MICHAEL S. WILLNER

*By:
        /s/ James A. Morgan
  --------------------------------
          JAMES A. MORGAN
          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                        EXHIBIT DESCRIPTIONS                        PAGE
 -------                       --------------------                        ----
  1.1    Form of Purchase Agreement
  1.2    Form of International Purchase Agreement
  2.1    Asset Purchase and Sale Agreement, dated as of July 31, 1995, between the Company and Broad Street Television, L.P.
         (schedules omitted; Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request)**
  2.2    Asset Purchase and Sale Agreement, dated as of January 11,
         1996, between the Company and Midcontinent Television of South
         Dakota, Inc. (schedules omitted; Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request)****
  2.3    Acquisition Agreement, dated as of May 10, 1996, among the
         Company, KCAL Broadcasting, Inc., KCAL-TV, Inc. and Disney
         Enterprises, Inc. (schedules omitted; Registrant agrees to furnish supplementally a copy of any schedule to the Commission upon request)*****
  3.1(a) Restated Certificate of Incorporation of the Company*
  3.1(b) Certificate of Amendment to Restated Certificate of
         Incorporation of the Company**
  3.2    Second Amended and Restated By-laws of the Company*
  3.3    Certificate of Incorporation of Young Broadcasting of La
         Crosse, Inc.*
  3.4    By-laws of Young Broadcasting of La Crosse, Inc.*
  3.5    Certificate of Incorporation of Young Broadcasting of Lansing,
         Inc.*
  3.6    By-laws of Young Broadcasting of Lansing, Inc.*
  3.7    Certificate of Incorporation of Young Broadcasting of Albany,
         Inc.*
  3.8    By-laws of Young Broadcasting of Albany, Inc.*
  3.9    Certificate of Incorporation of Winnebago Television
         Corporation*
  3.10   By-laws of Winnebago Television Corporation*
  3.11   Certificate of Incorporation of Young Broadcasting of
         Nashville, Inc.*
  3.12   By-laws of Young Broadcasting of Nashville, Inc.*
  3.13   Certificate of Incorporation of YBT, Inc.*
  3.14   By-laws of YBT, Inc.*
  3.15   Certificate of Limited Partnership of WKRN, L.P.*
  3.16   Agreement of Limited Partnership of WKRN, L.P.*
  3.17   Certificate of Incorporation of Young Broadcasting of
         Louisiana, Inc.*
  3.18   By-laws of Young Broadcasting of Louisiana, Inc.*
  3.19   Certificate of Incorporation of LAT, Inc.*
  3.20   By-laws of LAT, Inc.*
  3.21   Certificate of Limited Partnership of KLFY, L.P.*
  3.22   Agreement of Limited Partnership of KLFY, L.P.*
  3.23   Certificate of Incorporation of Young Broadcasting of
         Knoxville, Inc.*
  3.24   By-laws of Young Broadcasting of Knoxville, Inc.*
  3.25   Certificate of Incorporation of YBK, Inc.*
  3.26   By-laws of YBK, Inc.*
  3.27   Certificate of Limited Partnership of WATE, L.P.*
  3.28   Agreement of Limited Partnership of WATE, L.P.*
  3.29   Certificate of Incorporation of Young Broadcasting of Richmond,
         Inc.*
  3.30   By-laws of Young Broadcasting of Richmond, Inc.*
  3.31   Certificate of Incorporation of Young Broadcasting of Green
         Bay, Inc.*
  3.32   By-laws of Young Broadcasting of Green Bay, Inc.*

 EXHIBIT
 NUMBER                        EXHIBIT DESCRIPTIONS                        PAGE
 -------                       --------------------                        ----
  3.33   Certificate of Incorporation of Young Broadcasting of
         Davenport, Inc.**
  3.34   By-laws of Young Broadcasting of Davenport, Inc.**
  4.1    Specimen Class A Common Stock certificate*
  5.1    Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C.,
         including consent
  9.1(a) Voting Trust Agreement, dated July 1, 1991*
  9.1(b) Amendment No. 1, dated as of July 22, 1994, to Voting Trust
         Agreement*
  9.1(c) Amendment No. 2, dated as of April 12, 1995, to Voting Trust
         Agreement**
  9.1(d) Amendment No. 3, dated as of July 5, 1995, to Voting Trust
         Agreement**
 10.1    Subscription and Shareholders Agreement, dated May 26, 1988, between the Company and Ronald J. Kwasnick*
 10.2(a) Employment Agreement, dated as of March 1, 1993, between the
         Company and James A. Morgan*
 10.2(b) Amendment, dated as of March 27, 1995, effective as of February
         15, 1995, to Employment Agreement, dated as of March 1, 1993, between the Company and James A. Morgan***
 10.3    Operating Agreement, dated December 29, 1989, between WKRN,
         L.P. and Young Broadcasting of Nashville, Inc.*
 10.4    Operating Agreement, dated December 29, 1989, between KLFY,
         L.P. and Young Broadcasting of Louisiana, Inc.*
 10.5    Operating Agreement between WATE, L.P. and Young Broadcasting of Knoxville, Inc.*
 10.6    Sublease, dated March 30, 1990, between the Company, as
         Sublessor, and Adam Young Inc.*
 10.7    Agreement, dated July 1, 1991, between Adam Young Inc. and
         Young Broadcasting of Albany, Inc. (Agreement filed hereunder is representative of five other substantially similar
         agreements. See Schedule to Exhibit 10.7)*
 10.8    Affiliation Agreements, each dated October 10, 1994, between
         Young Broadcasting of Albany, Inc. and ABC (for WTEN and WCDC)*
 10.9    Affiliation Agreement, dated October 10, 1994, between WKRN,
         L.P. and ABC*
 10.10   Affiliation Agreement, dated September 19, 1994, between Young
         Broadcasting of La Crosse, Inc. and CBS*
 10.11   Affiliation Agreement, dated September 19, 1994, between KLFY,
         L.P. and CBS*
 10.12   Affiliation Agreement, dated May 17, 1995, between Winnebago
         Television Corporation and ABC**
 10.13   Affiliation Agreement, dated September 19, 1994, between Young
         Broadcasting of Lansing, Inc. and CBS*
 10.14   Affiliation Agreement, dated October 10, 1994, between Young
         Broadcasting of Richmond, Inc. and ABC*
 10.15   Affiliation Agreement, dated October 10, 1994, between WATE,
         L.P. and ABC*
 10.16   Affiliation Agreement, dated October 10, 1994, between Young
         Broadcasting of Green Bay, Inc. and ABC*
 10.17   Affiliation Agreement, dated February 3, 1995, between Broad
         Street Television, L.P. and NBC**
 10.18   Affiliation Agreement, dated April 3, 1996, between Young
         Broadcasting of Sioux Falls, Inc. and CBS (KELO); Affiliation
         Agreements (satellite), each dated April 3, 1996, between Young
         Broadcasting of Sioux Falls, Inc. and CBS (KPLO and KDLO); and
         Affiliation Agreement, dated April 3, 1996, between Young
         Broadcasting of Rapid City, Inc. and CBS (KCLO)*****

 EXHIBIT
  NUMBER                       EXHIBIT DESCRIPTIONS                        PAGE
 -------                       --------------------                        ----
 10.19    Lease dated March 29, 1990, between Lexreal Associates, as
          Landlord, and the Company*
 10.20(a) Master Equipment Lease Agreement, dated May 31, 1990, between
          First Chicago Leasing Corporation and Young Broadcasting of
          Albany, Inc.*
 10.20(b) Lease Supplement No. 1, dated May 31, 1990*
 10.20(c) Lease Supplement No. 2, dated August 24, 1990*
 10.20(d) Guaranty of the Company*
 10.21(a) Master Equipment Lease Agreement, dated May 31, 1990, between
          First Chicago Leasing Corporation and Young Broadcasting of
          Nashville, Inc.*
 10.21(b) Supplement No. 1, dated May 31, 1990*
 10.21(c) Supplement No. 2, dated August 24, 1990*
 10.21(d) Guaranty of the Company*
 10.22(a) Master Equipment Lease Agreement, dated May 31, 1990, between
          First Chicago Leasing Corporation and Young Broadcasting of
          Louisiana, Inc.*
 10.22(b) Lease Supplement No. 1, dated May 31, 1990*
 10.22(c) Guaranty of the Company*
 10.23(a) Credit Agreement for the Senior Credit Facility ("Credit
          Agreement")*
 10.23(b) Amendment No. 1 to Credit Agreement**
 10.23(c) Amendment No. 2 to Credit Agreement**
 10.23(d) Amendment No. 3 to Credit Agreement**
 10.23(e) Amendment No. 4 to Credit Agreement****
 10.24    Subscription Agreement, dated October 10, 1994, between
          Capital Cities/ABC, Inc. and the Company, with the form of
          Warrant issued to Capital Cities/ABC, Inc. and form of
          Registration Rights Agreement attached thereto*
 10.25    Agreement of Sale, dated as of June 3, 1994, between the
          Company and Nationwide Communications Inc.*
 10.26    Indenture, dated as of November 14, 1994, between the Company, the Subsidiary Guarantors and The First National Bank of
          Boston, as Trustee, relating to the November 1994 Notes*
 10.27    Indenture, dated as of June 1, 1995, between the Company, the
          Subsidiary Guarantors and The First National Bank of Boston,
          as Trustee, relating to the June 1995 Notes**
 10.28    Indenture, dated as of January 1, 1996, between the Company, the Subsidiary Guarantors and State Street Bank and Trust
          Company, as Trustee, relating to the January 1996 Notes****
 10.29    Young Broadcasting Inc. 1995 Stock Option Plan***
 10.30    Purchase Agreement, dated June 6, 1995, among the Company, the
          Subsidiary Guarantors and BT Securities Corporation and J.P.
          Morgan Securities Inc.**
 10.31    Registration Rights Agreement, dated as of June 12, 1995, by and among the Company, the Subsidiary Guarantors and BT
          Securities Corporation and J.P. Morgan Securities Inc.**
 10.32    Purchase Agreement, dated January 6, 1996, among the Company, the Subsidiary Guarantors and Merrill Lynch, Pierce, Fenner &
          Smith Incorporated and J.P. Morgan Securities Inc.****
 10.33    Registration Rights Agreement, dated as of January 16, 1996, by and among the Company, the Subsidiary Guarantors and
          Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P.
          Morgan Securities Inc.****

 EXHIBIT
 NUMBER                       EXHIBIT DESCRIPTIONS                        PAGE
 -------                      --------------------                        ----
 15.1    Letter of Price Waterhouse LLP re: unaudited interim financial information*****
 18.1    Letter of Ernst & Young LLP regarding change in accounting principles*
 21.1    Subsidiaries of the Company*
 23.1    Consent of Ernst & Young LLP*****
 23.2    Consent of McGladrey & Pullen, LLP*****
 23.3    Consent of Grant Thornton LLP*****
 23.4    Consent of Price Waterhouse LLP*****
 23.5    Consent of Cooperman Levitt Winikoff Lester & Newman, P.C.
         (included in Exhibit 5.1)
 24.1    Power of Attorney*****

- -------
    * Filed as an Exhibit to the Company's Registration Statement on Form S-1, Registration No. 33-83336, under the Securities Act of 1933 and incorporated herein by reference.
   ** Filed as an Exhibit to the Company's Registration Statement on Form S-4,
    Registration No. 33-94192, under the Securities Act of 1933 and incorporated herein by reference.
  *** Filed as an Exhibit to the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1995 under the Securities Exchange Act of 1934 and incorporated herein by reference.
 **** Filed as an Exhibit to the Company's Registration Statement of Form S-4,
    Registration No. 333-2466, under the Securities Act of 1933 and incorporated herein by reference.

***** Previously filed.